UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 16, 2006 (October 16, 2006)

LOUDEYE CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-29583	91-1908833
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1130 Rainier Avenue South Seattle, Washington		98144
(Address of Principal Executive Offices)		Zip Code

(206) 832-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01	Changes in Control of Registrant.

This Amendment No. 1 to Loudeye Corp.’s current report on Form 8-K filed earlier today supplements the previous filing as follows:

As a result of the Merger, each outstanding share of Loudeye common stock that was adjusted for Loudeye’s one-for-ten reverse stock split on May 22, 2006 (the “Reverse Split”), has been converted into the right to receive USD $4.50 in cash, and each share of Loudeye common stock that was not adjusted for the Reverse Split has been converted into the right to receive the equivalent amount of USD $0.45 in cash.

An amended press release announcing the closing of the Merger is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loudeye Corp.

Dated: October 16, 2006	By:	/s/ Esa Kaunistola Esa Kaunistola President